Stock Issuance and Exchange	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Stock Issuance and Exchange
Stock Issuance and Exchange

The Company was approved to participate in the Treasury’s Community Development Capital Initiative (“CDCI”) program.  The CDCI was established by the Treasury under the Troubled Asset Relief Program to invest lower cost capital in Community Development Financial Institutions (“CDFI”), supporting their efforts to provide credit to small businesses and other qualified customers in connection with the downturn in the economy.

In connection with its participation in the CDCI, on September 29, 2010, the Company (i) exchanged all $18.0 million (aggregate liquidation preference amount) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”), previously sold to the Treasury pursuant to the Capital Purchase Program ("CPP"), for $18.0 million (aggregate liquidation preference amount) of the Company’s newly designated Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), (ii) sold 400,000 shares of its common stock at $10.00 per share in a private offering to board members of the Company for aggregate gross proceeds of $4.0 million; and (iii) received an additional $4.0 million investment from the Treasury through the sale of an additional $4.0 million (aggregate liquidation preference amount) of its Series B Preferred Stock to the Treasury.  The additional $4.0 million investment from the Treasury was contingent upon the Company’s completion of the $4.0 million separate stock offering for the same amount, as required by the Company’s primary regulator at the time, the Office of Thrift Supervision.

In conjunction with its participation in the CPP in 2008, the Company sold a warrant to the Treasury to purchase 137,966 shares of the Company’s common stock. The warrant had a 10-year term and was immediately exercisable upon issuance. The warrant remained outstanding after the exchange until its repurchase by the Company in 2013 at a fair market value of $50,000. As a result of the transaction, the warrant was canceled, which reduced warrants outstanding by $400,000 and increased additional paid in capital by $350,000.

(20)    Stock Issuance and Exchange, Continued

Participation in the CDCI provided the Company with $8.0 million in additional capital and lowered the cost of the capital received from the Treasury.  The annual dividend rate on the Series A Preferred Stock was 5% and was scheduled to increase to 9% on February 15, 2014.  The annual dividend rate on the Series B Preferred Stock was 2% for the first eight years from the date of issuance, or until September 19, 2018, and 9% thereafter if still then outstanding.  The annual dividend rate on the Series B Preferred Stock also could be increased if the Company and the Bank did not maintain eligibility as a CDFI under Treasury regulations.

On October 31, 2016, the Company repurchased all 22,000 shares of its Series B Preferred Stock from the Treasury for a repurchase amount of $21.3 million plus accrued interest of $93,000 for a total payment amount of $21.4 million. The repurchase was partially funded through cash on hand and a $14.0 million term loan from another financial institution. As a result of this transaction, the Company recognized $660,000 in net income available to common shareholders during the year ended December 31, 2016.